UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: July 15, 2011
(Date of earliest event reported)

ACCRES HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-33131 --------------------------------	06-1625312 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Corporate Drive, Suite 234
Shelton, CT 06484
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(Address of principal executive offices) (Zip Code)

(203) 403-0450
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(Registrant’s telephone no., including area code)

LEXICON UNITED INCORPORATED
4500 Steiner Ranch Blvd., Suite 1708
Austin, TX 78732
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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01                      Completion of Acquisition or Disposition of Assets.

A Special Meeting of the directors of the Registrant was held on the 15th day of July, 2011 at 10 o’clock A.M.  At said meeting, the directors appointed Jerry Gruenbaum as the Registrant’s General Counsel and Corporate Secretary.

At said meeting, Edward Meijers, the Chairman and CEO stated that the acquisition approved by the shareholders of the Registrant on July 11, 2011 (hereinafter the “Original Agreement”) has been completed on July 15, 2011 to acquire by the Registrant, Accres Global AG, from Vela Heleen Holding GMBH and ZUG Investment Group AG (hereinafter the “Sellers”).  An Amendment and Restatement of the Acquisition Agreement was also executed ON July 15, 2011 (hereinafter the “Amended Agreement”).  Accres Global AG is engaged in the trade in rough and polished diamonds.  They have a unilateral, non-negotiable contract with Accres Mineral Trading BVBA, based in the diamonds city of Antwerp and with Mostland International FZC, based in Dubai, the United Arab Emirates

Under both the Original and Amended Agreement the Registrant purchased from the Sellers Accres Global AG for Eight Million Eight Hundred Seventy Five Thousand Twenty One (8,875,021) Series B Preferred Shares of Lexicon (the "Lexicon Shares"), each Preferred Shares is convertible to ten Common Shares of the Registrant and have the voting power equal to ten Common Shares of the Registrant.

Under both the Original and Amended Agreement, Jerry Gruenbaum, Esq., a licensed attorney and the Registrant’s Secretary and counsel has been appointed as Escrow Agent to complete the acquisition.  The escrow agent has received from the Sellers in his IOLTA-Lawyers Trust Account with JPMorgan Chase Bank, N.A. One Hundred Ten Thousand ($110,000.00) U.S. Dollars, for the benefit of the Registrant to be used to pay audit fees in the United States and Brazil for the benefit of the Registrant to bring the Registrant current in its filings with the U.S. Securities and Exchange Commission.  The Registrant and the Sellers agreed to use the services of a qualified accounting firm in Brazil and a PCAOB qualified auditing firm in the U.S. for those services.

Under both the Original and Amended Agreement, the Registrant has delivered to the Escrow Agent a note for Forty Thousand ($40,000.00) U.S. Dollars payable to the order of Elie Saltoun or his assign which note will be paid by the Registrant Ten Thousand ($10,000.00) U.S. Dollars per month by wire transfer to the Escrow Agent’s IOLTA-Lawyers Trust Account with JPMorgan Chase Bank, N.A. for four (4) consecutive months, first payment due one month from the closing date (the Saltoun Note”). The Saltoun Note is secured by the Lexicon Shares held in escrow by the Escrow Agent.

Under both the Original and Amended Agreement, the Registrant has delivered to the Escrow Agent a note for Thirty Thousand ($30,000.00) U.S. Dollars payable to the order of Prime Atlas LLC or its assign which note will be paid Ten Thousand ($10,000.00) U.S. Dollars per month by wire transfer to the Escrow Agent’s IOLTA-Lawyers Trust Account with JPMorgan Chase Bank, N.A. for three (3) consecutive months, first payment due one month after the Saltoun Note is paid off ”  The Atlas Note is secured by the Lexicon Shares held in escrow by the Escrow Agent.

The Registrant agreed to spin-off its existing subsidiaries United Oil Services, Inc., a Nevada corporation and Engepet Energy Enterprises, Inc., a Delaware corporation and any and all other existing assets and operations of the Registrant existence prior to the Agreement to Elie Saltoun or his assigns.  Under the Amended Agreement, Ten Thousand ($10,000) U.S. Dollars from the funds held by the escrow agent for the benefit of the Registrant will be paid to Nannarone Law Group, PC to pay the legal fees for the above spinoff.

Under the Amended Agreement, the parties agreed that any and all deposits, escrow amounts or accounts receivable, related to business conducted or actions undertaken by the Registrant prior to the Amended Agreement, if returned or paid to the Registrant after the Closing Date is the personal property of Elie Saltoun solely.

SECTION 5 - CORPORATE GOVERNANCE MANAGEMENT

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

A Special Meeting of the directors of the Registrant was held on the 15th day of July, 2011 at 10 o’clock A.M.  At said meeting, the directors appointed Jerry Gruenbaum as the Registrant’s General Counsel and Corporate Secretary.

Jerry Gruenbaum has been admitted to practice law since 1979 and is a licensed attorney in various states including the State of Connecticut where he maintains his practice as a member of Sec Attorneys, LLC, specializing in Securities Law, Mergers and Acquisitions, Corporate Law, Tax Law, International Law and Franchise Law.  He is the CEO of First Union Securities, Inc., an SEC licensed, FINRA member brokerage firm where he maintains his Series 3, 4 ,7, 24, 27, 53, 63 and 65 licenses.  He is a former President and Chairman of the Board of Directors of various multinational publicly-traded companies with operations in Hong Kong and the Netherlands.  He worked for the tax departments of KPMG Peat Marwick LLP and Arthur Anderson & Co. and held a license as a Certified Public Accountant.  He has served as Compliance Director for CIGNA Securities, a division of CIGNA Insurance. He has lectured and taught at various Universities throughout the United States in the areas of Industrial and financial Accounting, taxation, business law, and investments.  Attorney Gruenbaum graduated with a B.S. degree from Brooklyn College - C.U.N.Y. Brooklyn, New York; has a M.S. degree in Accounting from Northeastern University Graduate School of Professional Accounting, Boston, Massachusetts; has a J.D. degree from Western New England College School of Law, Springfield, Massachusetts; and an LL.M. in Tax Law from the University of Miami School of Law, Coral Gables, Florida.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

A Special Meeting of the directors of the Registrant was held on the 15th day of July, 2011 at 10 o’clock A.M.  At said meeting, the directors approved and amended the Registrant’s Bylaws to reflect the Registrant’s change of name from Lexicon United Incorporated to Accres Holding, Inc.  No other changes were made to the Bylaws.

The directors took notice that the Certificate of Amendment of Certificate of Incorporation filed by the Registrant’s Secretary with the Delaware Division of Corporations in Dover, Delaware on July 11, 2011 was officially recorded by the Delaware Division of Corporations on July 11, 2011 at 11:31am EST.

Item 5.05                      Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

A Special Meeting of the directors of the Registrant was held on the 15th day of July, 2011 at 10 o’clock A.M.  At said meeting, the directors approved, amended and expanded the Registrant’s Code of Ethics.

SECTION 8 – OTHER EVENTS

Item 8.01                      Other Events.

A Special Meeting of the directors of the Registrant was held on the 15th day of July, 2011 at 10 o’clock A.M.  At said meeting, the directors officially moved the Registrant’s corporate office from 4500 Steiner Ranch Blvd., Suite 1708, Austin, TX 78732 to 2 Corporate Drive, Suite 234, Shelton, CT 06484.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                 Financial Statement and Exhibits.

Exhibit 3                 Bylaws of Accres Holding, Inc. dated July 13, 2011.
Exhibit 10.1            Amended Acquisition Agreement dated July 15, 2011.
Exhibit 10.2            Code of Ethics

SIGNATURE

ACCRES HOLDING, INC.
(Registrant)

Date: July 15, 2011	By: /s/ EDWARD MEIJERS
Edward) Meijers
Chief Executive Officer and
Chairman of the Board
(Duly Authorized Officer)